THE ADVISORS' INNER CIRCLE FUND

                               THE CHARTWELL FUNDS

                           CHARTWELL U.S. EQUITY FUND
                         CHARTWELL SMALL CAP VALUE FUND

                         SUPPLEMENT DATED JUNE 28, 2006
                      TO THE PROSPECTUS DATED MARCH 1, 2006


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS

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At the recommendation of Chartwell Investment Partners, Inc. (the "Adviser"),
the investment adviser to the Chartwell U.S. Equity Fund and the Chartwell Small Cap Value Fund (the "Funds"), the Board of Trustees of The Advisors' Inner Circle Fund has determined that it is in each Fund's best interest to cease operations and liquidate any remaining assets on a pro rata basis to shareholders. The Funds are expected to cease operations and liquidate on or about September 30, 2006 (the "Liquidation Date"). Prior to the Liquidation Date, Fund shareholders may redeem (sell) their shares in the manner described in the prospectus under "Selling Your Shares." If no action is taken by a Fund shareholder prior to the Liquidation Date, each Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder's interest in the net assets of the Fund as of the Liquidation Date.

Effective immediately, the Funds will no longer be accepting new investments or additional purchases by existing shareholders, except those investing through an automatic investment plan or certain qualified retirement accounts, such as a 401(k) plan. The Funds intend to terminate the option to purchase shares through an automatic investment plan or qualified retirement account prior to the Liquidation Date.

In anticipation of the Funds' liquidation, the Adviser may manage the Funds in a manner intended to raise cash and other highly liquid assets in order to facilitate the orderly liquidation of the Funds. As a result, during this time, all or a portion of the Funds may not be invested in a manner consistent with their stated investment strategies, which may prevent the Funds from achieving their investment objectives during this time.

The liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE